UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2024

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on September 10, 2024, WiSA Technologies, Inc., a Delaware corporation (the “Company”), entered into an inducement agreement (collectively, the “Inducement Agreements”) with each of the holders (the “Holders”) of certain common stock purchase warrants (“Exchange Warrants”) issued by the Company to the Holders pursuant to certain exchange agreements, dated as of September 10, 2024, by and between the Company and each Holder. Pursuant to the Inducement Agreements, the Company agreed, as consideration for exercising all or part of the Exchange Warrants held by any Holder on or prior to September 30, 2024 (the “Inducement Period”), to issue to such Holder one or more common stock purchase warrants exercisable for up to a number of shares of Common Stock equal to 65% of the number of shares of Common Stock issued upon exercise of the Exchange Warrants. On September 30, 2024, the Company entered into an amendment agreement (collectively, the “Amendments”) with each of the Holders to extend the expiration date of the Inducement Period to October 31, 2024.

The foregoing summary of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Amendments, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2024, Mr. Stanley Mbugua was appointed Vice President of Finance of WiSA Technologies, Inc. (the “Company”), and, effective on November 30, 2024, will be appointed the Chief Accounting Officer of the Company, succeeding the current Chief Accounting Officer, Mr. Gary Williams, who, as previously disclosed, has resigned from the Company, effective as of November 30, 2024.

Mr. Mbugua, age 54, was previously the Chief Accounting Officer at Presto Automation, Inc., a California based company which provides artificial intelligence and other automation solutions to restaurants, since March 2023. From September 2021 to March 2023, Mr. Mbugua was the Chief Accounting Officer at Skillz, Inc., a mobile video game competition platform. From September 2017 to June 2021, Mr. Mbugua was the Chief Accounting Officer at Rimini Street Inc., a California-based enterprise software support and services company. Prior to 2017, Mr. Mbugua served as Senior Director and Corporate Controller at various other companies. Mr. Mbugua is a certified public accountant and received his bachelor’s degree from the University of Nairobi.

In connection with his appointment, the Company and Mr. Mbugua entered into an employment agreement, dated September 30, 2024 (the “Employment Agreement”), setting forth the terms of Mr. Mbugua’s employment with the Company. The Employment Agreement does not provide for a specified term of employment and Mr. Mbugua’s employment is on an at-will basis. Pursuant to the Employment Agreement, Mr. Mbugua will receive an annual base salary of $320,000, and will be eligible to participate in the Company’s discretionary and non-discretionary bonus programs. Mr. Mbugua will also be eligible for a one-time bonus of $20,000 within thirty days of the Company’s timely filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

In addition, pursuant to the Employment Agreement, if Mr. Mbugua resigns for Good Reason or is terminated without Cause (each as defined therein), Mr. Mbugua will be entitled to continue to receive his base salary for a period of six months, as well as a pro rata bonus for the year of termination, and all of Mr. Mbugua’s unvested equity awards will accelerate and immediately become fully vested and exercisable, provided that, subject to any exceptions in any award agreement entered into by Mr. Mbugua, no exercise of an award may occur more than six months after such termination and in no event after the expiration of such award. In addition, pursuant to the Employment Agreement, upon a Change of Control of the Company (as defined therein), any and all unvested equity awards granted to Mr. Mbugua shall immediately become fully vested and exercisable, subject to the same proviso set forth above.

Additionally, on September 30, 2024, the Company and Mr. Mbugua entered into an inducement award agreement (the “Inducement Agreement”), as a material inducement to Mr. Mbugua’s acceptance of employment with the Company. Pursuant to the Inducement Agreement, the Company granted Mr. Mbugua 70,000 restricted shares of the Company’s common stock (the “Stock Award”). The Stock Award was approved by the compensation committee of the Company’s board of directors and such shares were issued in accordance with Nasdaq Listing Rule 5635(c)(4) outside of the Company’s 2020 Stock Incentive Plan, and the Company’s 2018 Long-Term Stock Incentive Plan. The Stock Award will vest substantially equally over 12 successive three-month periods, with the first tranche to vest on December 20, 2024. In the event that a Change in Control of the Company occurs, any unvested portion of the Stock Award shall become vested as of the date of the Change in Control, provided Mr. Mbugua remains an employee of the Company through such date. If Mr. Mbugua is terminated for any reason, any unvested portion of the Stock Award shall be immediately forfeited.

There are no arrangements or understandings between Mr. Mbugua and any other persons pursuant to which he was named as Vice President of Finance of the Company and, effective November 30, 2024, as Chief Accounting Officer of the Company. There are also no family relationships between Mr. Mbugua and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing descriptions of the material terms of the Employment Agreement and the Inducement Agreement are qualified in their entirety by the full text of such agreements, which are filed as Exhibits 10.2 and Exhibits 10.3 to this report and incorporate herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Amendment to Inducement Agreement between the Company and each Holder, dated as of September 30, 2024.
10.2	Employment Agreement between Stanley Mbugua and the Company, dated as of September 30, 2024.
10.3	Inducement Award Agreement between Stanley Mbugua and the Company, dated as of September 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2024	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer